SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS (unaudited)
RumbleOn Finance - Consumer Finance Facility
At December 31, 2022, the outstanding balance on our ROF Consumer Finance Facility was $25,000. On January 31, 2023, after the balance sheet date of this 2022 Form 10-K, our finance company did not meet the interest rate spread requirement set forth in our ROF Consumer Finance Facility as a result of increased interest rates and limited growth of our consumer finance business. As of the filing date, the lender has indicated no current intention to request repayment of the principal balance due under this facility, which, net of restricted and unrestricted cash balances, is approximately $13,600 as of such date. We intend to sell the loan portfolio held at RumbleOn Finance and pay off the outstanding balance during the next 60 days.